Segment Reporting	12 Months Ended
Sep. 30, 2020
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 16 – SEGMENT REPORTING

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different products. Based on management’s assessment, the Company has determined that it has only one operating segment as defined by ASC 280.

The following table presents revenues by geographic areas for the years ended September 30, 2020 and 2019, respectively.

	September 30, 2020		September 30, 2019		September 30, 2018
Top 5 International Markets:	Sales Amount (In USD)	As % of Sales	Sales Amount (In USD)	As % of Sales	Sales Amount (In USD)	As % of Sales
China	$47,271,235	79.93%	$47,606,489	72.66%	35,487,131	58.77%
India	5,082,525	8.59%	3,795,089	5.79%	13,497,542	22.35%
US	2,996,803	5.07%	8,285,920	12.65%	5,542,392	9.18%
Australia	1,327,488	2.24%	473,613	0.72%	468,588	0.78%
Canada	925,420	1.56%	2,039,051	3.11%	2,745,347	4.55%
Other foreign countries	1,533,807	2.59%	3,318,154	5.07%	2,675,004	4.37%

Due to the nature of the Company’s products, it is impractical to disclose revenues generated from each product or each group of similar products. Also, as the Company’s long-lived assets are primarily located in the PRC, no geographical segments are presented.